THE LAZARD FUNDS, INC.
Lazard Mortgage Portfolio

Supplement to Prospectus dated May 1, 2004

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of Lazard Mortgage Portfolio, a series of the Fund (the "Portfolio"). The Fund will redeem all outstanding shares of the Portfolio by means of an in-kind distribution of the Portfolio's assets equal to the net asset value of each shareholder's Portfolio investment in complete liquidation of the Portfolio. After the close of trading on the floor of the New York Stock Exchange on May 14, 2004 (normally 4:00 p.m., Eastern time), the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Portfolio's assets will be distributed to investors on or about June 7, 2004

Dated: May 3, 2004